                                                                   Exhibit 10.1

                                                                  EXECUTION COPY


              SECOND AMENDMENT TO INDENTURE AND SERVICING AGREEMENT

                    (FLOATING RATE MIDLAND RECEIVABLES-BACKED
                     VARIABLE FUNDING NOTES, SERIES 1999-A)


      This SECOND AMENDMENT TO INDENTURE AND SERVICING AGREEMENT, dated as of January 31, 2000 (this "Amendment"), is executed by and among Midland Funding 98-A Corporation, as issuer (the "Issuer"), Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"), and as backup Servicer (in such capacity, the "Backup Servicer"), Midland Credit Management, Inc., as servicer (the "Servicer"), Asset Guaranty Insurance Company, as note insurer (the "Note Insurer"), Banco Santander Central Hispano, S.A., New York Branch and Warehouse Line, L.L.C. (the "Noteholders").

                                    RECITALS

      A. The Issuer, the Trustee, the Backup Servicer, the Servicer and the Note Insurer are parties to an Indenture and Servicing Agreement dated as of March 31, 1999 (as amended, supplemented or otherwise modified, the "Indenture and Servicing Agreement") relating to the Floating Rate Midland Receivables-Backed Variable Funding Notes, Series 1999-A; and

      B. Pursuant to that certain Funding Agreement dated as of January 14, 2000 among the Issuer, the Servicer, the Trustee, the Backup Servicer, the Note Insurer and the Noteholders, each party agreed to certain amendments to the Indenture and Servicing Agreement and also agreed to execute an amendment to the Indenture and Servicing Agreement containing the provisions set forth herein; and

      C. The Noteholders are the only holders of the Notes issued by the Issuer pursuant to the Indenture and Servicing Agreement on the date hereof; and

      D. Section 12.01 of the Indenture and Servicing Agreement permits amendment of the Indenture and Servicing Agreement on the terms and subject to the conditions provided therein.

      NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS. Subject to the terms and conditions set forth herein, the Indenture and Servicing Agreement is hereby amended as follows:

(a) Section 1.01 is amended by replacing the percentages set forth in the tables found in the definition of "Acquisition Price" with the following:


            NUMBER OF PRIOR             MAJOR CARD       OTHER CARD
            AGENCY PLACEMENTS           PERCENTAGE       PERCENTAGE
            Zero                          10.00             8.00%
            One                           8.20%             6.60%
            Two                           3.60%             2.90%
            Three or more                 2.00%             1.60%

            AVERAGE AGE                  MAJOR CARD       OTHER CARD
            SINCE CHARGE-OFF             PERCENTAGE       PERCENTAGE
            0 Months                     10.00%             8.00%
            1-3 Months                    9.10%             7.30%
            4-6 Months                    8.20%             6.60%
            7-9 Months                    6.70%             5.40%
            10-12 Months                  5.30%             4.20%
            13-15 Months                  4.60%             3.70%
            16-18 Months                  4.10%             3.30%
            19-21 Months                  4.00%             3.20%
            22-24 Months                  3.80%             3.10%
            25-30 Months                  3.50%             2.80%
            31-36 Months                  2.80%             2.30%
            37-42 Months                  2.30%             1.80%
            43-48 Months                  1.50%             1.20%
            49 or more Months             0.00%             0.00%


      (b) Section 1.01 is amended by adding the following language to the definition of Funding Amount in Clause A of such definition, immediately preceding the word ", minus (B)":

            or for Pools purchased under a forward flow contract, prior to any Pool purchased under such forward flow contract demonstrating Satisfactory Performance, eighty-five and a half percent (85.5%) for Major Cards and eighty-one percent (81%) for Other Cards (and upon any Pool purchased under such forward flow contract demonstrating Satisfactory Performance, an amount equal to one ninth (1/9) of all Fundings with respect to all Pools purchased under such forward flow contract prior to such Satisfactory Performance.

      (c) Section 1.01 is amended by adding the following definition:

            "Liquidity" shall mean unrestricted cash and/or availability under one or more committed working capital facilities the provider of each of which has (i) a short-term rating of at least A-1 from S&P or P-1 from Moody's and (ii) a long-term rating of at least A from S&P or A2 from Moody's, the terms and conditions of each of which (including without limitation the conditions precedent to funding) are in all material respects no less favorable to the Servicer than the terms and conditions which are customary in the market for committed commercial lending facilities, or such other provider, terms and conditions reasonably acceptable to the Controlling Party, and the remaining term of each of which is at least 6

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
            months; provided that, prior to the earlier of April 15, 2000 or the day upon which the Servicer receives written notice that such Promissory Note will not be renewed with respect to the Third Amended and Restated Promissory Note payable to Bank of America, N.A., availability under such Promissory Note shall be included notwithstanding the stated maturity of April 15, 2000.

      (d) Section 1.01 is amended by replacing the period (".") at the end of the definition of Required Reserve Amount and adding the following language thereto to read as follows:

            ; provided that, if the Servicer or Issuer fail to comply with
            Section 3.10(b), Section 8.07(p), Section 9.01(n) and the delivery of the monthly compliance report pursuant to Section 3.06(a), then so long as such failure continues and if the Issuer submits a Request for Funding during the continuation of such failure, then upon the related Funding, the Required Reserve Amount shall be increased by the amount of such Funding.

      (e) Section 1.01 is amended by adding the following definition:

            "Satisfactory Performance" shall mean, for a Pool purchased, cumulative collections shall exceed 20% of the respective Purchase Price by the end of the sixth full month since purchase.

      (f) Section 3.10 is amended by adding "(a)" to the existing paragraph and by adding a new subsection (b) thereafter to read as follows:

            (b) In addition to, and not by way of limitation of, any other rights of the Note Insurer hereunder, each of the Issuer and the Servicer shall permit the Note Insurer, upon reasonable notice and during normal business hours, to visit and inspect the properties of the Issuer or Servicer, to examine its books of account, records, reports, and other papers, to make copies and extracts therefrom and to discuss its affairs, finances and accounts with its officers, employees, and independent public accountants, all at such reasonable times and as often as may be reasonably requested.

      (g) Section 3.06(a) is amended by adding the following sentence thereto:

            The Servicer shall include as part of each Monthly Servicing Report a monthly compliance report calculated as of the end of each Collection Period substantially in the form attached hereto as
            Exhibit 3.06(a).


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
      (h) Section 6.11 is amended by adding a new subsection (j) thereto to read as follows:

            (j) If the Servicer or Issuer fail to comply with Section 3.10(b),
            Section 8.07(p), Section 9.01(n) and the delivery of the monthly compliance report pursuant to Section 3.06(a), then so long as such failure continues, the Noteholders shall not be required to make such a Funding during such time unless (i) such Funding is required pursuant to this Agreement and (ii) the Issuer concurrent with such Funding, deposits an amount in the Reserve Account so that after such Funding the balance in the Reserve Account shall equal the then adjusted Required Reserve Amount.


      (i) Section 7.07 is amended by adding a new subsection (s) thereto to read as follows:

            (s) The Issuer shall provide the Trustee within ten (10) Business Days subsequent to each Funding Date a CD-ROM or computer tape listing of all Receivables which became subject to this Agreement on such Funding Date.

      (j) Section 8.07 is amended by adding a new subsection (p) thereto to read as follows:

            (p) The Servicer shall not purchase more than $3,000,000 of additional receivables under or in connection with a Consumer Account during each period that the Servicer has less than $10,000,000 in Liquidity.

      (k) Section 9.01 is amended by replacing the period (".") at the end of subsection (m) with ";or" and adding a new subsection (n) and (o) thereto to read as follows:

            (n) the Servicer shall have at any time during the periods set forth below, Liquidity in at least the amounts set forth below:

            Period (all dates inclusive)                Required Liquidity
            ----------------------------                ------------------
            Closing Date - March 31, 2000               $5,000,000
            April 1- April 30, 2000                     $4,250,000
            May 1- May 31, 2000                         $3,500,000
            June 1- June 30, 2000                       $3,000,000
            July 1- July 31, 2000                       $2,500,000
            August 1- August 31, 2000                   $1,750,000
            September 1- September 30, 2000             $1,250,000
            October 1 - November 29, 2000               $1,000,000
            November 30 - December 30, 2000             $2,000,000
            December 31, 2000 - January 30,2001         $3,250,000
            January 31 - February 27, 2001              $4,250,000
            February 28, 2001 and thereafter            $5,000,000

            ; or

            (o) the existence and continuation of a "Servicer Default" or an "Event of Default" (which has not been waived) as defined in and pursuant to any securitization transaction to which the Servicer and
            Note Insurer are parties.


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
      (l) Section 9.02(a) is amended by deleting the first sentence in its entirety and replacing it with the following:

            The rights and obligations of the Servicer shall terminate upon the earlier of (i) the occurrence and continuation of a Servicer Default or (ii) the last day of each calendar quarter, unless the Servicer is appointed by the Controlling Party for successive quarterly periods. If a Servicer Default shall occur and be continuing, so long as such Servicer Default has not been cured or waived pursuant to Section 9.05, or if the Controlling Party does not appoint the Servicer to a successive quarterly term at least ten (10) Business Days prior to the end of a calendar quarter, the Trustee shall, upon the direction of the Controlling Party, by notice then given in writing to the Servicer and the Note Insurer terminate all (but not less than all) of the rights and obligations of the Servicer, as Servicer under this Agreement and the other Transaction Documents, and in and to the Receivables and proceeds thereof.

      (m) Section 9.08 is amended by replacing the period (".") at the end of subsection (k) with ";or" and adding a adding a new subsection (l) thereto to read as follows:

            (l) the Issuer does not deposit in the Reserve Account the required amount indicated in the proviso of the definition of Required Reserve Amount within two Business Days of the date of the related Funding.

      SECTION 2. EFFECTIVENESS. This amendment provided for by this Amendment shall become effective as of the date hereof upon the occurrence of each of the following events:

            (a) the Trustee, the Seller, the Servicer and the Note Insurer shall have received counterparts of this Amendment, duly executed by the parties hereto; and

            (b) the Trustee shall have furnished the Rating Agency and the Placement Agent with written notification of the substance of this Amendment.

      SECTION 3. REPRESENTATIONS. Each party hereto hereby represents and warrants that this Amendment has been duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general.

      SECTION 4. REFERENCE. On and after the effective date of this Amendment, each reference in the Indenture and Servicing Agreement to "this Agreement", "hereunder", "herein" or words of like import referring to the Indenture and Servicing Agreement, and each reference in the other Transaction Documents to the "Indenture and Servicing Agreement", "thereunder", "thereof", or words of like import referring to the Indenture and Servicing Agreement shall mean and be a reference to the Indenture and Servicing Agreement as amended by this Amendment.

      SECTION 5. COUNTERPARTS; EFFECTIVENESS; FULL FORCE AND EFFECT. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together all shall be deemed to constitute one and the same instrument. A copy of this Amendment signed by all the parties shall be lodged with the Trustee. Except as expressly set forth herein, the

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
terms, provisions and conditions of the Indenture and Servicing Agreement and the other Transaction Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

      SECTION 6. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

      SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 8. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Indenture and Servicing Agreement.


                   (BALANCE OF PAGE INTENTIONALLY LEFT BLANK)



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
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                    MIDLAND FUNDING 98-A CORPORATION, as Issuer

                                    By:
                                       ---------------------------------------
                                         R. Brooks Sherman, Treasurer


                                    MIDLAND CREDIT MANAGEMENT, INC., as Servicer

                                    By:
                                       ---------------------------------------
                                      R. Brooks Sherman, Executive Vice
                                      President


                                    NORWEST BANK MINNESOTA, National
                                    ASSOCIATION, not in its individual
                                    capacity, but solely as Trustee and as
                                    Backup Servicer

                                    By:
                                       ---------------------------------------
                                            Casey Kelly, Corporate Trust Officer


                                    ASSET GUARANTY INSURANCE COMPANY

                                    By:
                                       ---------------------------------------
                                            Scott Mangan, Vice President


                                    BANCO SANTANDER CENTRAL HISPANO, S.A., NEW
                                    YORK BRANCH

                                    By:
                                       ---------------------------------------
                                    Name:
                                       ---------------------------------------
                                     Title:
                                         -------------------------------------


                                    By:
                                       ---------------------------------------
                                    Name:
                                       ---------------------------------------
                                    Title:
                                       ---------------------------------------

                                    WAREHOUSE LINE, L.L.C.

                                    By:
                                       ---------------------------------------
                                    Name:
                                       ---------------------------------------
                                     Title:
                                         -------------------------------------

                                 EXHIBIT 3.06(a)

                            MONTHLY COMPLIANCE REPORT
                         MIDLAND CREDIT MANAGEMENT, INC.
                                       FOR
          FLOATING RATE MIDLAND RECEIVABLES-BACKED NOTES, SERIES 1999-A

      Pursuant to the Indenture and Servicing Agreement, dated as of March 31, 1999 (the "Indenture and Servicing Agreement"), Midland Credit Management, Inc., as "Servicer" submits the following information for the Collection Period set out herein as it relates to the Floating Rate Midland Receivables-Backed Notes, Series 1999-A.

Capitalized terms used in this certificate have the meanings set forth in the Indenture and Servicing Agreement.

                    Collection Period covered by this Report:

            _________________, _____ through _________________, _____

                       Determination Date of this Report:

                            _________________, _____

                          Payment Date for this Report:

                            _________________, _____

A. LIQUIDITY

Cash                                                        $_____________

Availability under the Third Amended and                    $_____________
Restated Promissory Note payable to Bank of America N.A. (the "B of A Note")

      Total amount available under the
      B of A Note                   $________________

      Maturity Date                 _________________
Other Liquidity

Source:
1) __________________________________                 $_____________

      Total amount available under such
      source                              $________________

      Commitment Expiration Date          _________________

2) __________________________________                           $_____________

      Total amount available under such
      source                              $________________

      Commitment Expiration Date          _________________

3) __________________________________                           $_____________

      Total amount available under such
      source                              $________________

      Commitment Expiration Date          _________________

4) __________________________________                           $_____________

      Total amount available under such
      source                              $________________

      Commitment Expiration Date          _________________

Total Liquidity                                                 $_____________



B.  POOL INFORMATION

1. Acquisition Date - Section 2.04(l)(i)

                  Pool #        Date of Acquisition
                                   (2.04(l)(i))


2. Originator Concentration - Section 2.04(l)(iv)



                  Name of Originator     Charged-Off Balance of
                                          Receivables acquired
                                          from such Originator
                                             divided by the
                                         Charged-Off Balance of
                                            all Receivables
                                            (expressed as a
                                              percentage)
               --------------------------------------------------



3. Average Age Since Charge-Off - Section 2.04(l)(v)


      The Average Age since Charge-Off for all Receivables is _________ months.


4. State Concentration - Section 2.04(l)(vi)

  Obligor Location by     Charged-Off Balance    Charged-Off Balance of
    mailing address                                Location divided by
                                                  aggregate Charged-Off
                                                     Balance of all
                                                       Receivables
-----------------------------------------------------------------------



5. Average Charged-Off Balance - Section 2.04(l)(vii)


      The Average Charged-Off Balance of all Receivables (per account) is
$               .


6. Charged-Off Balance Concentration Limit - Section 2.04(l)(viii)


      The percentage of accounts with a Charged-Off Balance in excess of
$7,500.00 is    %.

7. Originating Institution Concentration Limits - Section 2.04(l)(ix)

 Rating Agency Rating of the   Charged-Off Balance of    Charged-Off Balance of
 Originating Institution(s)      accounts related to      accounts related to
                               Major Cards divided by    Other Cards divided by
                                    the aggregate            the aggregate
                               Charged-Off Balance of    Charged-Off Balance of
                                   the Receivables          the Receivables
                                   (expressed as a          (expressed as a
                                     percentage)              percentage)
---------------------------------------------------------------------------------
A- or Better

BBB+

BBB

BBB-

BB+

BB and lower (including
unrated)



8. Previous Agency Placement Concentration Limits - Section 2.04(l)(x)

 Previous Agency Placement     Charged-Off Balance           Percentage of
                                                        Charged-Off Balance to
                                                             the aggregate
                                                        Charged-Off Balance of
                                                            the Receivables
------------------------------------------------------------------------------
Zero

One

Two

Three


9. Private Label Retail Receivables Concentration Limit - Section 2.04(l)(xi)

      The aggregate Charged-Off Balances of all private label retail Receivables
is     % of the aggregate Charged-Off Balance of all Receivables.

C. MONTHLY COLLECTIONS


  Pool #       Collections for the       Servicing Fee Percentage
                Collection Period
--------------------------------------------------------------------
